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                       AMENDMENT TO EMPLOYMENT AGREEMENT

                                 January 1, 1997





Ray Rodriguez
The Univision Network Limited Partnership



Dear Ray:

          Reference is made to the Employment Agreement between us dated January 1, 1995 (the "Employment Agreement"). You and we hereby agree to amend the Employment Agreement as follows:

          1.   The Term is hereby extended to expire on December 31, 1999.

          2. Your Base Salary for calendar year 1997 shall be Six Hundred Thousand Dollars ($600,000), for calendar year 1998 shall be Six Hundred Fifty Thousand Dollars ($650,000) and for calendar year 1999 shall be Six Hundred Fifty Thousand Dollars ($650,000).

          3. As hereby amended, the Employment Agreement is hereby ratified and confirmed.

          Please indicate your agreement to this amendment to the Employment Agreement by signing this letter amendment in the space provided below.

                                       The Univision Network Limited Partnership



                                       By:    Robert Cahill
                                           -------------------------------------
                                       Its:   Vice President
                                           -------------------------------------

Agreed:


/s/ Ray Rodriguez
-------------------------
Ray Rodriguez